                                                                  Exhibit No. 99

BOAMS 04-L - Final - Price/Yield - 4A1

Balance          $79,927,000.00   Delay           24
Initial Coupon   5.18000107       Dated           12/1/2004
Settle           12/29/2004       First Payment   1/25/2005

Price
101.00120000             10 CPR To Roll   15 CPR To Roll   20 CPR To Roll   25 CPR To Roll   30 CPR To Roll
------------             --------------   --------------   --------------   --------------   --------------
                 Yield          4.974            4.911            4.838            4.755            4.662
                Spread           64.0             89.9            106.5            116.3            121.1

WAL                             7.875            5.593            4.222            3.324            2.697
Mod Durn                        5.699            4.339            3.445            2.814            2.349
Principal Window Begin      1/25/2005        1/25/2005        1/25/2005        1/25/2005        1/25/2005
Principal Window End       12/25/2034       12/25/2034       12/25/2034       12/25/2034       12/25/2034

LIBOR_1YR                         3.0              3.0              3.0              3.0              3.0

Price
101.00120000             35 CPR To Roll   40 CPR To Roll   45 CPR To Roll   50 CPR To Roll
------------             --------------   --------------   --------------   --------------
                 Yield          4.561            4.450            4.331            4.198
                Spread          122.0            120.3            117.4            111.6

WAL                             2.241            1.894            1.622            1.400
Mod Durn                        1.994            1.713            1.488            1.298
Principal Window Begin      1/25/2005        1/25/2005        1/25/2005        1/25/2005
Principal Window End       12/25/2034       12/25/2034       11/25/2034        8/25/2032

LIBOR_1YR                         3.0              3.0              3.0              3.0

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.